© 2026 Fannie Mae July 29, 2026 SECOND QUARTER 2026 FINANCIAL SUPPLEMENT Exhibit 99.3

TABLE OF CONTENTS Page Consolidated Results Selected Financial Data 1 Condensed Consolidated Statements of Income 2 Condensed Consolidated Balance Sheets 3 Average Balances of Assets & Liabilities and Annualized Yields 4 Credit-Related Information 5 Regulatory Capital 6 Business Segment Results Single-Family 7 Multifamily 11 © 2026 Fannie Mae Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended June 30, 2026 ("Q2 2026 Form 10-Q") and Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). This presentation should be reviewed together with the Q2 2026 Form 10-Q and the 2025 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement, and does not as a result of references to the company's website form a part of this supplement or any other report or document the company files with or furnishes to the Securities and Exchange Commission, and any references to the company's website are intended to be inactive textual references only. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of June 30, 2026 or for the second quarter of 2026. Data for prior years is as of December 31 or for the full year indicated.

Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2026 Q2 2025 $7,493 $7,198 $7,268 $7,184 $7,155 $295 $338 72 82 63 123 86 (10) (14) 7,565 7,280 7,331 7,307 7,241 285 324 (76) 121 (257) 13 211 (197) (287) 53 (277) 5 120 (19) 330 72 (23) (156) (252) 133 192 133 (215) (485) (277) (298) (338) (946) (208) 461 (2,068) (2,183) (2,371) (2,267) (2,333) 115 265 4,989 4,664 4,410 4,835 4,154 325 835 (1,007) (944) (883) (976) (837) (63) (170) $3,982 $3,720 $3,527 $3,859 $3,317 $262 $665 $3,830 $3,655 $3,527 $3,849 $3,324 $175 $506 $11,413 $11,485 $11,452 $12,155 $12,304 $(72) $(891) 37,874 38,199 45,650 61,525 63,878 (325) (26,004) 94,769 75,520 69,889 71,656 77,430 19,249 17,339 4,128,166 4,123,657 4,127,677 4,131,636 4,128,378 4,509 (212) (8,513) (8,357) (8,364) (8,246) (8,247) (156) (266) $4,332,343 $4,314,635 $4,317,538 $4,335,856 $4,338,227 $17,708 $(5,884) 175,435 150,438 127,289 126,390 128,316 24,997 47,119 4,012,823 4,022,364 4,053,140 4,076,945 4,082,196 (9,541) (69,373) $4,215,846 $4,201,968 $4,208,526 $4,230,371 $4,236,591 $13,878 $(20,745) $116,497 $112,667 $109,012 $105,485 $101,636 $3,830 $14,861 $116,497 $112,667 $109,012 $105,485 $101,636 $3,830 $14,861 2.7% 2.6% 2.5% 2.4% 2.3% 10.72% 10.23% 12.56% 11.21% 11.70% 8.7% 27.7% 3.2% 6.9% 4.5% 20.2% 20.2% 20.0% 20.2% 20.1% (a) (b) (c) (d) © 2026 Fannie Mae Net worth ratio(b) Net worth OTHER METRICS Administrative expense ratio(c) Effective income tax rate Administrative operating leverage(d) Administrative operating leverage is a supplemental analytical metric calculated as the rate of year-over-year increase (decrease) in net revenues less the rate of year- over-year increase (decrease) in administrative expenses. Net revenues consist of net interest income and fee and other income. Administrative expenses consist of salaries and employee benefits and professional services, technology and occupancy expenses as seen on page 2, "Condensed Consolidated Statements of Income." Administrative expense ratio is calculated as administrative expenses divided by net revenues during the period. Administrative expenses consist of salaries and employee benefits and professional services, technology and occupancy expense as seen on page 2, "Condensed Consolidated Statements of Income." Consists of salaries and employee benefits, professional services, technology and occupancy expense, legislative assessments, credit enhancement expense and other income (expense), net. Net worth ratio is calculated based on net worth divided by total assets outstanding at the end of the period. Allowance for loan losses Total assets Total liabilities Total stockholders’ equity Debt of Consolidated Trusts Debt of Fannie Mae Securities purchased under agreements to resell Cash SELECTED BALANCE SHEET DATA (period-end) Investments in securities, at fair value Mortgage loans held for investment and held for sale Other gains (losses), net (Provision) benefit for credit losses Non-interest expense(a) Net income Total comprehensive income Provision for federal income taxes Income before federal income taxes Fair value gains (losses), net Net revenues Net interest income Fee and other income Investment gains (losses), net FANNIE MAE SELECTED FINANCIAL DATA ($ in millions) SELECTED INCOME STATEMENT DATA QUARTERLY DATA Q2 2026 Variance vs. 1

FANNIE MAE
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
($ and shares in millions, except per share data)

	QUARTERLY DATA						
						Q2 2026 Variance vs.	
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025
Interest income:							
Mortgage loans	$39,294	$38,905	$38,713	$38,344	$37,693	$389	$1,601
Securities purchased under agreements to resell	548	630	714	844	924	(82)	(376)
Investments in securities and other	966	687	787	789	794	279	172
Total interest income	**40,808**	**40,222**	**40,214**	**39,977**	**39,411**	**586**	**1,397**
Interest expense:							
Short-term debt	(254)	(194)	(223)	(154)	(103)	(60)	(151)
Long-term debt	(33,061)	(32,830)	(32,723)	(32,639)	(32,153)	(231)	(908)
Total interest expense	**(33,315)**	**(33,024)**	**(32,946)**	**(32,793)**	**(32,256)**	**(291)**	**(1,059)**
Net interest income	**7,493**	**7,198**	**7,268**	**7,184**	**7,155**	**295**	**338**
Non-interest income:							
Fair value gains (losses), net	(76)	121	(257)	13	211	(197)	(287)
Fee and other income	72	82	63	123	86	(10)	(14)
Investment gains (losses), net	53	(277)	5	120	(19)	330	72
Non-interest income	**49**	**(74)**	**(189)**	**256**	**278**	**123**	**(229)**
(Provision) benefit for credit losses	(485)	(277)	(298)	(338)	(946)	(208)	461
Non-interest expense:							
Salaries and employee benefits	(463)	(463)	(516)	(475)	(492)	0	29
Professional services, technology, and occupancy	(348)	(282)	(405)	(344)	(355)	(66)	7
Legislative assessments	(934)	(931)	(936)	(943)	(939)	(3)	5
Credit enhancement expense	(361)	(358)	(368)	(409)	(400)	(3)	39
Other income (expense), net	38	(149)	(146)	(96)	(147)	187	185
Total non-interest expense	**(2,068)**	**(2,183)**	**(2,371)**	**(2,267)**	**(2,333)**	**115**	**265**
Income before federal income taxes	4,989	4,664	4,410	4,835	4,154	325	835
Provision for federal income taxes	(1,007)	(944)	(883)	(976)	(837)	(63)	(170)
Net income	**3,982**	**3,720**	**3,527**	**3,859**	**3,317**	**262**	**665**
Other comprehensive income (loss)	(152)	(65)	0	(10)	7	(87)	(159)
Total comprehensive income	**$3,830**	**$3,655**	**$3,527**	**$3,849**	**$3,324**	**$175**	**$506**
Net income	3,982	3,720	3,527	3,859	3,317	262	665
Dividends distributed or amounts attributable to senior preferred stock	(3,830)	(3,655)	(3,527)	(3,849)	(3,324)	(175)	(506)
Net income (loss) attributable to common stockholders	**$152**	**$65**	**$0**	**$10**	**$(7)**	**$87**	**$159**
EARNINGS PER SHARE DATA							
Earnings per share:							
Basic	$0.03	$0.01	$0.00	$0.00	$0.00	$0.02	$0.03
Diluted	0.03	0.01	0.00	0.00	0.00	0.02	0.03
Weighted-average common shares outstanding:							
Basic	5,867	5,867	5,867	5,867	5,867	0	0
Diluted	5,893	5,893	5,893	5,893	5,867	0	26

See Notes to the Condensed Consolidated Financial Statements in the Second Quarter 2026 Form 10-Q

© 2026 Fannie Mae

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FANNIE MAE
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

Fannie Mae®

	QUARTERLY DATA						
						Q2 2026 Variance vs.	
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025
ASSETS							
Cash	$11,413	$11,485	$11,452	$12,155	$12,304	$(72)	$(891)
Restricted cash	29,401	33,779	31,131	27,220	26,123	(4,378)	3,278
Securities purchased under agreements to resell	37,874	38,199	45,650	61,525	63,878	(325)	(26,004)
Investments in securities, at fair value	94,769	75,520	69,889	71,656	77,430	19,249	17,339
Mortgage loans:							
Loans held for sale, at lower of cost or fair value	648	199	209	808	393	449	255
Loans held for investment, at amortized cost:							
Of Fannie Mae	66,761	60,595	57,970	53,765	51,905	6,166	14,856
Of consolidated trusts	4,060,757	4,062,863	4,069,498	4,077,063	4,076,080	(2,106)	(15,323)
Total loans held for investment	**4,127,518**	**4,123,458**	**4,127,468**	**4,130,828**	**4,127,985**	**4,060**	**(467)**
Allowance for loan losses	(8,513)	(8,357)	(8,364)	(8,246)	(8,247)	(156)	(266)
Total loans held for investment, net of allowance	**4,119,005**	**4,115,101**	**4,119,104**	**4,122,582**	**4,119,738**	**3,904**	**(733)**
Total mortgage loans	**4,119,653**	**4,115,300**	**4,119,313**	**4,123,390**	**4,120,131**	**4,353**	**(478)**
Advances to lenders	1,380	3,509	3,595	3,227	2,211	(2,129)	(831)
Deferred tax assets, net	9,185	9,430	9,828	10,000	10,127	(245)	(942)
Accrued interest receivable	12,287	11,915	11,689	11,901	11,678	372	609
Other assets	16,381	15,498	14,991	14,782	14,345	883	2,036
Total assets	**$4,332,343**	**$4,314,635**	**$4,317,538**	**$4,335,856**	**$4,338,227**	**$17,708**	**$(5,884)**
LIABILITIES							
Accrued interest payable	$12,423	$12,213	$12,035	$12,080	$11,841	$210	$582
Debt:							
Of Fannie Mae	175,435	150,438	127,289	126,390	128,316	24,997	47,119
Of consolidated trusts	4,012,823	4,022,364	4,053,140	4,076,945	4,082,196	(9,541)	(69,373)
Other liabilities	15,165	16,953	16,062	14,956	14,238	(1,788)	927
Total liabilities	**$4,215,846**	**$4,201,968**	**$4,208,526**	**$4,230,371**	**$4,236,591**	**$13,878**	**$(20,745)**
FANNIE MAE STOCKHOLDERS' EQUITY							
Senior preferred stock	$120,836	$120,836	$120,836	$120,836	$120,836	$0	$0
Preferred stock, 700,000,000 shares are authorized—555,374,922 shares issued and outstanding	19,130	19,130	19,130	19,130	19,130	0	0
Common stock, no par value, no maximum authorization—1,308,762,703 shares issued and 1,158,087,567 shares outstanding	687	687	687	687	687	0	0
Accumulated deficit	(16,559)	(20,541)	(24,261)	(27,788)	(31,647)	3,982	15,088
Accumulated other comprehensive income (loss)	(197)	(45)	20	20	30	(152)	(227)
Treasury stock, at cost, 150,675,136 shares	(7,400)	(7,400)	(7,400)	(7,400)	(7,400)	0	0
Total stockholders' equity	**116,497**	**112,667**	**109,012**	**105,485**	**101,636**	**3,830**	**14,861**
Total liabilities & stockholders' equity	**$4,332,343**	**$4,314,635**	**$4,317,538**	**$4,335,856**	**$4,338,227**	**$17,708**	**$(5,884)**

See Notes to the Condensed Consolidated Financial Statements in the Second Quarter 2026 Form 10-Q

© 2026 Fannie Mae

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FANNIE MAE
AVERAGE BALANCES OF ASSETS & LIABILITIES AND ANNUALIZED YIELDS
($ in millions)

Fannie Mae

	QUARTERLY DATA									
	AVERAGE BALANCES					INTEREST INCOME / (EXPENSE)				
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
INTEREST-EARNING ASSETS:										
Cash	$11,094	$11,092	$11,428	$11,618	$11,630	$103	$98	$113	$129	$128
Securities purchased under agreements to resell	59,187	67,993	68,993	75,484	83,310	548	630	714	844	924
Investments in securities	89,473	65,219	73,142	76,745	81,558	825	547	620	614	617
Mortgage loans:										
Mortgage loans of Fannie Mae	65,346	60,605	57,504	55,368	51,709	700	655	591	599	542
Mortgage loans of consolidated trusts	4,064,185	4,069,960	4,072,606	4,076,794	4,079,998	38,594	38,250	38,122	37,745	37,151
Total mortgage loans[(a)]	**4,129,531**	**4,130,565**	**4,130,110**	**4,132,162**	**4,131,707**	**39,294**	**38,905**	**38,713**	**38,344**	**37,693**
Advances to lenders	3,067	3,452	4,111	3,262	3,420	38	42	54	46	49
Total interest-earning assets	**$4,292,352**	**$4,278,321**	**$4,287,784**	**$4,299,271**	**$4,311,625**	**$40,808**	**$40,222**	**$40,214**	**$39,977**	**$39,411**
INTEREST-BEARING LIABILITIES:										
Short-term funding debt	$27,754	$21,431	$22,668	$14,467	$9,735	$(254)	$(194)	$(223)	$(154)	$(103)
Long-term funding debt	141,282	116,949	102,845	111,070	122,779	(1,532)	(1,310)	(1,204)	(1,249)	(1,291)
Total debt of Fannie Mae	**169,036**	**138,380**	**125,513**	**125,537**	**132,514**	**(1,786)**	**(1,504)**	**(1,427)**	**(1,403)**	**(1,394)**
Debt securities of consolidated trusts held by third parties	3,997,005	4,021,658	4,045,538	4,063,137	4,068,546	(31,529)	(31,520)	(31,519)	(31,390)	(30,862)
Total interest-bearing liabilities	**$4,166,041**	**$4,160,038**	**$4,171,051**	**$4,188,674**	**$4,201,060**	**$(33,315)**	**$(33,024)**	**$(32,946)**	**$(32,793)**	**$(32,256)**
Net interest income						**$7,493**	**$7,198**	**$7,268**	**$7,184**	**$7,155**

AVERAGE RATES EARNED / PAID	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
INTEREST-EARNING ASSETS:					
Cash	3.71 %	3.53 %	3.96 %	4.44 %	4.40 %
Securities purchased under agreements to resell	3.70	3.71	4.14	4.47	4.44
Investments in securities	3.69	3.35	3.39	3.20	3.03
Mortgage loans:					
Mortgage loans of Fannie Mae	4.28	4.32	4.11	4.33	4.19
Mortgage loans of consolidated trusts	3.80	3.76	3.74	3.70	3.64
Total mortgage loans[(a)]	**3.81**	**3.77**	**3.75**	**3.71**	**3.65**
Advances to lenders	4.96	4.87	5.25	5.64	5.73
Total interest-earning assets	**3.80 %**	**3.76 %**	**3.75 %**	**3.72 %**	**3.66 %**
INTEREST-BEARING LIABILITIES:					
Short-term funding debt	3.66 %	3.62 %	3.94 %	4.26 %	4.23 %
Long-term funding debt	4.34	4.48	4.68	4.50	4.21
Total debt of Fannie Mae	**4.23**	**4.35**	**4.55**	**4.47**	**4.21**
Debt securities of consolidated trusts held by third parties	3.16	3.14	3.12	3.09	3.03
Total interest-bearing liabilities	**3.20 %**	**3.18 %**	**3.16 %**	**3.13 %**	**3.07 %**
Net interest yield / Net interest margin	**0.70 %**	**0.67 %**	**0.68 %**	**0.67 %**	**0.66 %**

(a) Average balance includes mortgage loans on nonaccrual status. Interest income includes loan fees, which primarily consist of yield maintenance revenue we recognized on the prepayment of multifamily mortgage loans and the amortization of upfront cash fees exchanged when we acquire the mortgage loan. For most components of the average balances, we use a daily weighted average of unpaid principal balance net of unamortized cost basis adjustments. When daily average balance information is not available, such as for mortgage loans, we use monthly averages.

© 2026 Fannie Mae

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FANNIE MAE
CREDIT-RELATED INFORMATION
($ in millions)

Fannie Mae

	QUARTERLY DATA						
						Q2 2026 Variance vs.	
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025
ALLOWANCE FOR CREDIT LOSSES[a]							
Single-family allowance for credit losses:							
Beginning balance	$(6,286)	$(6,272)	$(6,064)	$(5,985)	$(5,356)	$(14)	$(930)
(Provision) benefit for credit losses	(226)	(103)	(293)	(269)	(737)	(123)	511
Write-offs	233	132	142	241	166	101	67
Recoveries	(66)	(43)	(57)	(51)	(58)	(23)	(8)
Ending balance	**$(6,345)**	**$(6,286)**	**$(6,272)**	**$(6,064)**	**$(5,985)**	**$(59)**	**$(360)**
Multifamily allowance for credit losses:							
Beginning balance	$(2,306)	$(2,320)	$(2,413)	$(2,486)	$(2,366)	$14	$60
(Provision) benefit for credit losses	(259)	(174)	(5)	(69)	(209)	(85)	(50)
Write-offs	201	243	120	167	122	(42)	79
Recoveries	(44)	(55)	(22)	(25)	(33)	11	(11)
Ending balance	**$(2,408)**	**$(2,306)**	**$(2,320)**	**$(2,413)**	**$(2,486)**	**$(102)**	**$78**
Total allowance for credit losses:							
Beginning balance	$(8,592)	$(8,592)	$(8,477)	$(8,471)	$(7,722)	$0	$(870)
(Provision) benefit for credit losses	(485)	(277)	(298)	(338)	(946)	(208)	461
Write-offs	434	375	262	408	288	59	146
Recoveries	(110)	(98)	(79)	(76)	(91)	(12)	(19)
Ending balance	**$(8,753)**	**$(8,592)**	**$(8,592)**	**$(8,477)**	**$(8,471)**	**$(161)**	**$(282)**
COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES[a]							
Allowance for loan losses	$(8,513)	$(8,357)	$(8,364)	$(8,246)	$(8,247)	$(156)	$(266)
Other	(240)	(235)	(228)	(231)	(224)	(5)	(16)
Allowance for Credit Losses	**$(8,753)**	**$(8,592)**	**$(8,592)**	**$(8,477)**	**$(8,471)**	**$(161)**	**$(282)**
CREDIT LOSS RESERVES / GUARANTY BOOK[b]							
Single-Family	0.17 %	0.17 %	0.17 %	0.16 %	0.16 %		
Multifamily	0.44 %	0.42 %	0.43 %	0.46 %	0.49 %		
Total guaranty book	0.21 %	0.20 %	0.20 %	0.20 %	0.20 %		
NET CHARGE-OFF RATIOS[c]							
Single-Family	0.02 %	0.01 %	0.01 %	0.02 %	0.01 %		
Multifamily	0.12 %	0.14 %	0.07 %	0.11 %	0.07 %		
Total guaranty book	0.03 %	0.03 %	0.02 %	0.03 %	0.02 %		
60+ DAYS DELINQUENT RATIOS							
Single-Family[d]	0.85 %	0.83 %	0.88 %	0.81 %	0.78 %		
Multifamily[e]	0.60 %	0.78 %	0.74 %	0.68 %	0.61 %		

(a) The company's allowance for credit losses consists of (a) allowance for loan losses and (b) other, comprising the allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves and credit reserves on our available-for-sale ("AFS") debt securities. Pre-foreclosure costs represent advances for property taxes and insurance receivables.

(b) The company's single-family, multifamily or total credit loss reserves as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(c) The net charge-off ratio, which consists of allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(d) Single-Family 60+ days delinquent ratios are expressed as a percentage of our single-family conventional guaranty book of business, based on loan count. Single-family 60+ days delinquent loans are loans that are 60 days or more past due or in the foreclosure process.

(e) Multifamily 60+ days delinquent ratios are expressed as a percentage of our multifamily guaranty book of business, based on unpaid principal balance. Multifamily 60+ days delinquent loans are loans that are 60 days or more past due.

© 2026 Fannie Mae

5

Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2026 Q2 2025 $5 * $(3) $(7) $(11) $5 $16 (33) (37) (41) (44) (48) 4 15 (14) (18) (22) (25) (29) 4 15 (14) (18) (22) (25) (29) 4 15 1,461 1,450 1,411 1,372 1,312 11 149 0.3% 0.0% (0.2)% (0.5)% (0.8)% 30 bps 110 bps (2.2)% (2.5)% (2.9)% (3.2)% (3.7)% 30 bps 150 bps (0.9)% (1.2)% (1.6)% (1.8)% (2.2)% 30 bps 130 bps (0.9)% (1.2)% (1.6)% (1.8)% (2.2)% 30 bps 130 bps $(4) $(8) $(12) $(15) $(19) $4 $15 (14) (18) (22) (25) (29) 4 15 4,435 4,419 4,423 4,443 4,446 16 (11) (0.1)% (0.2)% (0.3)% (0.3)% (0.4)% 10 bps 30 bps (0.3)% (0.4)% (0.5)% (0.6)% (0.7)% 10 bps 40 bps $(36,729) $(40,782) $(44,481) $(48,457) $(52,107) $4,053 $15,378 3,982 3,720 3,527 3,859 3,317 262 665 (152) (65) 0 (10) 7 (87) (159) (245) (398) (172) (127) (326) 153 81 4,075 4,053 3,699 3,976 3,650 22 425 Standardized CET1 capital, ending balance $(32,654) $(36,729) $(40,782) $(44,481) $(48,457) $4,075 $15,803 * Represents amounts less than $500 million. (a) (b) (c) © 2026 Fannie Mae Ratios are calculated as a percentage of risk-weighted assets for risk-based capital metrics and as a percentage of adjusted total assets for leverage capital metrics. Negative capital amounts and ratios indicate capital deficits. The company began reporting its capital position under the enterprise regulatory capital framework beginning with the quarterly period ended December 31, 2022. The enterprise regulatory capital framework has a transition period for compliance, as described in the company's 2025 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. Represents changes in deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 (CET1) capital and other regulatory adjustments. Changes in standardized CET1 capital CET1 CAPITAL ROLLFORWARD ($ in millions) Standardized CET1 capital, beginning balance Net income Less: Changes in deferred tax assets(c) Changes in accumulated other comprehensive income (loss), net of taxes Core capital (statutory) Leverage-based capital metrics Tier 1 capital Adjusted total assets Tier 1 capital ratio Core capital (statutory) ratio Total capital (statutory) ratio Risk-weighted assets CET1 capital ratio Tier 1 capital ratio Adjusted total capital ratio Standardized Risk-based capital metrics Total capital (statutory) CET1 capital Adjusted total capital Tier 1 capital REGULATORY CAPITAL FANNIE MAE ($ in billions, except CET1 Capital data) AVAILABLE CAPITAL (DEFICIT)(a)(b) Q2 2026 Variance vs. QUARTERLY DATA 6

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA

	QUARTERLY DATA						
						Q2 2026 Variance vs.	
SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions)	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025
Net interest income	$6,248	$5,978	$6,043	$5,992	$5,992	$270	$256
Fee and other income	53	61	43	104	69	(8)	(16)
Net revenues	**6,301**	**6,039**	**6,086**	**6,096**	**6,061**	**262**	**240**
Fair value gains (losses), net	(35)	204	(273)	(22)	197	(239)	(232)
Investment gains (losses), net	50	(257)	(14)	127	(20)	307	70
Other gains (losses), net	**15**	**(53)**	**(287)**	**105**	**177**	**68**	**(162)**
(Provision) benefit for credit losses	(226)	(103)	(293)	(269)	(737)	(123)	511
Non-interest expense							
Administrative expenses	(650)	(601)	(750)	(669)	(687)	(49)	37
Legislative assessments	(924)	(918)	(921)	(929)	(918)	(6)	(6)
Credit enhancement expense	(278)	(280)	(288)	(330)	(318)	2	40
Other income (expense), net	(87)	(90)	(173)	(129)	(131)	3	44
Total non-interest expense	**(1,939)**	**(1,889)**	**(2,132)**	**(2,057)**	**(2,054)**	**(50)**	**115**
Income before federal income taxes	4,151	3,994	3,374	3,875	3,447	157	704
Provision for federal income taxes	(873)	(820)	(697)	(790)	(711)	(53)	(162)
Net Income	**$3,278**	**$3,174**	**$2,677**	**$3,085**	**$2,736**	**$104**	**$542**
SELECTED SINGLE-FAMILY HIGHLIGHTS							
Average Conventional Guaranty Book of Business ($ in billions)[a]	$3,562	$3,564	$3,577	$3,588	$3,597		
Average Charged Guaranty Fee on Conventional Book of Business, net of TCCA fees (bps)[b]	49.0	48.8	48.7	48.5	48.3		
SINGLE-FAMILY CREDIT RISK TRANSFER ($ in billions)							
UPB outstanding of single-family loans in a Connecticut Avenue Securities® (CAS) transaction [c]	$848	$861	$859	$873	$874		
UPB outstanding of single-family loans in a CIRT™ transaction[d]	411	406	418	431	458		
UPB outstanding of single-family loans in other CRT transactions	26	27	28	29	30		
Percentage of single-family conventional guaranty book of business covered by a CRT transaction[e]	36 %	36 %	37 %	37 %	39 %		
SELECTED SINGLE-FAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[f]	0.58 %	0.58 %	0.58 %	0.54 %	0.53 %		
REO Ending Inventory (number of properties, in thousands)	5	5	5	4	5		
Single-Family Loan Workouts ($ in billions)[g]:							
Payment Deferrals	$2.1	$2.9	$2.5	$2.3	$2.7		
Modifications	3.0	3.0	3.1	3.2	3.5		
Other[h]	0.3	0.2	0.2	0.2	0.3		
Total Loan Workouts	**$5.4**	**$6.1**	**$5.8**	**$5.7**	**$6.5**		
Number of Loan Workouts (in thousands)	21.5	24.8	23.3	23.4	25.8		

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA.

(c) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions.

(d) Includes mortgage pool insurance transactions.

(e) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end.

(f) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count.

(g) Excludes loans in an active forbearance arrangement, trial modifications, and repayment plans that have been initiated but not completed.

(h) Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent.

© 2026 Fannie Mae

7

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITIONS
($ in billions)

Fannie Mae

SELECTED SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITION DATA[a]	QUARTERLY DATA					Q2 2026 Variance vs.	
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025
Conventional Loan Acquisition by Purpose:							
Purchase	$73	$55	$60	$72	$64	$18	$9
Refinance	38	44	37	18	20	(6)	18
Total Conventional Loan Acquisitions	**$111**	**$99**	**$97**	**$90**	**$84**	**$12**	**$27**
Selected Conventional Loan Credit Characteristics (by acquisition period):							
Weighted Average Original Loan-to-Value ("LTV") Ratio	77 %	76 %	76 %	77 %	77 %		
Original LTV Ratio >95%	7 %	6 %	6 %	7 %	6 %		
Weighted-Average FICO Credit Score[b]	756	757	759	756	757		
FICO Credit Score <680[b]	7 %	7 %	6 %	7 %	7 %		
Debt-to-Income ("DTI") Ratio >43%[c]	34 %	34 %	34 %	38 %	37 %		
Fixed-rate	96 %	96 %	96 %	98 %	98 %		
Primary Residence	96 %	94 %	95 %	95 %	94 %		
HomeReady[d]	6 %	5 %	4 %	7 %	6 %		
ACQUISITION BY LOAN PURPOSE							
Purchase	65 %	56 %	62 %	80 %	76 %		
Cash-out refinance	11 %	11 %	10 %	10 %	12 %		
Other refinance	24 %	33 %	28 %	10 %	12 %		

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit score at origination excludes loans for which FICO credit scores were unavailable and also excludes loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented less than 0.5% of single-family conventional business volume for the periods presented.

(c) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

(d) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired for the periods shown. See the "Original LTV Ratio > 95%" category for information on the single-family loans acquired with original LTV ratios greater than 95%.

© 2026 Fannie Mae

8

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

As of June 30, 2026

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[(a)(b)]	BY ORIGINATION YEAR 2026	2025	2024	2023	2022 - 2020	2019 - 2009	2008 & Earlier	Overall Book / Total
Total UPB ($ in billions)	$170.8	$299.5	$242.2	$199.8	$1,982.7	$624.0	$45.0	$3,564.0
Average UPB	$354,225	$326,143	$305,759	$290,788	$238,887	$124,646	$70,196	$211,817
Share of SF Conventional Guaranty Book	5 %	8 %	7 %	6 %	55 %	18 %	1 %	100 %
Share of Loans with Credit Enhancement[(c)]	38 %	47 %	75 %	78 %	46 %	33 %	8 %	46 %
Serious Delinquency Rate (by loan count)[(d)]	0.02 %	0.33 %	0.70 %	0.94 %	0.50 %	0.61 %	1.68 %	0.58 %
Share of Seriously Delinquent Loan Population[(e)]	0 %	3 %	6 %	7 %	42 %	31 %	11 %	100 %
Weighted-Average OLTV Ratio	76 %	77 %	78 %	79 %	72 %	76 %	75 %	74 %
OLTV Ratio >95%	7 %	7 %	8 %	8 %	4 %	8 %	9 %	5 %
Weighted-Average Mark-to-Market LTV Ratio[(f)]	75 %	74 %	72 %	69 %	48 %	30 %	26 %	51 %
Weighted-Average FICO Credit Score[(g)]	756	756	757	754	756	746	694	753
FICO Credit Score <680[(g)]	7 %	7 %	5 %	5 %	6 %	11 %	40 %	7 %
Weighted-Average Borrower Interest Rate	6.1 %	6.4 %	6.5 %	6.5 %	3.3 %	4.1 %	5.5 %	4.3 %

Single-Family Conventional Guaranty Book of Business Credit Characteristics	2026	2025	2024	2023	2022
Single-Family Weighted-Average Mark-to-Market Loan-to-Value Ratio	51 %	51 %	50 %	51 %	52 %
Weighted-Average FICO Credit Score[(g)]	753	753	753	753	752

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Unless otherwise indicated, ratios are calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(c) Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(d) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(e) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(f) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(g) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit score at origination excludes loans for which FICO credit scores were unavailable and also excludes loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented less than 0.5% of the single-family conventional guaranty book of business.

© 2026 Fannie Mae

9

OLTV Ratio > 95% Home Ready(g) FICO Credit Score < 680(f) DTI Ratio > 43%(h) $191.3 $140.6 $259.4 $979.5 $188,813 $184,870 $163,511 $241,622 5% 4% 7% 27% 86% 77% 40% 53% 1.28% 1.06% 2.03% 0.89% 13% 8% 33% 37% 100% 86% 74% 76% 100% 31% 6% 6% 69% 65% 48% 56% 741 745 652 744 8% 8% 100% 9% 4.9% 4.8% 4.7% 4.6% (a) (b) (c) (d) (e) (f) (g) (h) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent. © 2026 Fannie Mae Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans in the single-family conventional guaranty book of business with original LTV ratios greater than 95%. Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit score at origination excludes loans for which FICO credit scores were unavailable and also excludes loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented less than 0.5% of the single-family conventional guaranty book of business. Weighted-Average FICO Credit Score(f) Weighted-Average Mark-to-Market LTV Ratio(e) FICO Credit Score <680(f) Weighted-Average Borrower Interest Rate Share of Loans with Credit Enhancement(b) Share of SF Conventional Guaranty Book Serious Delinquency Rate (by loan count)(c) Share of Seriously Delinquent Loan Population(d) OLTV Ratio >95% Weighted-Average OLTV Ratio FANNIE MAE SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS As of June 30, 2026 SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS(a) Average UPB Total UPB ($ in billions) BY LOAN FEATURE 10

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

Fannie Mae

	QUARTERLY DATA						
						Q2 2026 Variance vs.	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025
Net interest income	$1,245	$1,220	$1,225	$1,192	$1,163	$25	$82
Fee and other income	19	21	20	19	17	(2)	2
Net revenues	**1,264**	**1,241**	**1,245**	**1,211**	**1,180**	**23**	**84**
Fair value gains (losses), net	(41)	(83)	16	35	14	42	(55)
Investment gains (losses), net	3	(20)	19	(7)	1	23	2
Other gains (losses), net	**(38)**	**(103)**	**35**	**28**	**15**	**65**	**(53)**
(Provision) benefit for credit losses	(259)	(174)	(5)	(69)	(209)	(85)	(50)
Non-interest expense							
Administrative expenses	(161)	(144)	(171)	(150)	(160)	(17)	(1)
Legislative assessments	(10)	(13)	(15)	(14)	(21)	3	11
Credit enhancement expense	(83)	(78)	(80)	(79)	(82)	(5)	(1)
Other income (expense), net	125	(59)	27	33	(16)	184	141
Total non-interest expense	**(129)**	**(294)**	**(239)**	**(210)**	**(279)**	**165**	**150**
Income before federal income taxes	838	670	1,036	960	707	168	131
Provision for federal income taxes	(134)	(124)	(186)	(186)	(126)	(10)	(8)
Net income	**$704**	**$546**	**$850**	**$774**	**$581**	**$158**	**$123**
SELECTED MULTIFAMILY GUARANTY BOOK OF BUSINESS DATA ($ in billions)							
New business volume	$14.2	$17.1	$25.8	$18.7	$17.4	$(2.9)	$(3.2)
UPB outstanding of guaranty book of business[a]	544.6	542.5	534.7	521.3	510.8	2.1	33.8
Average charged guaranty fee (in bps) at period end	70.5	71.1	71.6	72.4	73.3	(0.6)	(2.8)
MULTIFAMILY CREDIT RISK TRANSFER ($ in millions)							
UPB outstanding of multifamily loans in a Multifamily CIRT transaction	$117,028	$104,264	$105,740	$107,712	$109,381	$12,764	$7,647
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities transaction	65,890	66,545	67,040	67,929	69,114	(655)	(3,224)
Percentage of multifamily guaranty book in a multifamily CRT transaction	34 %	31 %	32 %	34 %	35 %	300 bps	(100) bps
SELECTED MULTIFAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[b]	0.60 %	0.78 %	0.74 %	0.68 %	0.61 %		
Percent criticized[c]	5 %	6 %	6 %	6 %	6 %		
REO ending inventory (number of properties)	218	201	181	188	176		

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Multifamily serious delinquency ("SDQ") rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business based on unpaid principal balance.

(c) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2026 Fannie Mae

11

FANNIE MAE

SEGMENT RESULTS - MULTIFAMILY LOAN ACQUISITIONS

Categories are not mutually exclusive	BY ACQUISITION PERIOD				
SELECTED MULTIFAMILY LOAN ACQUISITION DATA[(a)]	**1H 2026**	**2025**	**2024**	**2023**	**2022**
Total UPB ($ in billions)	$31.3	$73.7	$55.1	$52.9	$69.2
Weighted-Average OLTV Ratio	62 %	62 %	62 %	59 %	59 %
Loan Count	1,317	3,308	2,602	2,812	3,572
% Lender Recourse[(b)]	100 %	100 %	99 %	100 %	100 %
% DUS[(c)]	99 %	99 %	99 %	99 %	99 %
% Full Interest-Only	67 %	66 %	61 %	63 %	53 %
Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions	60 %	60 %	59 %	57 %	56 %
Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions	67 %	67 %	66 %	63 %	63 %
% Partial Interest-Only[(d)]	26 %	28 %	31 %	32 %	39 %
Original Loan-to-Value Ratio less than or equal to 70%	88 %	88 %	89 %	93 %	86 %
Original Loan-to-Value Ratio greater than 70% and less than or equal to 80%	11 %	11 %	11 %	6 %	14 %
Original Loan-to-Value Ratio greater than 80%	1 %	1 %	1 %	1 %	0 %
ACQUISITION BY NOTE TYPE					
Fixed	99 %	99 %	100 %	99 %	78 %
Variable-rate	1 %	1 %	*	1 %	22 %

TOP 10 METROPOLITAN STATISTICAL AREAS BY 2026 ACQUISITION UPB ($ in billions)	**1H 2026**
New York	$3.96
Los Angeles	1.60
San Jose	1.42
Seattle	1.28
Dallas	1.23
Phoenix	1.00
Miami	0.99
Chicago	0.92
Boston	0.90
Atlanta	0.86
Total Top 10 UPB	**$14.16**
Share of Acquisitions	45.2 %

* Represents less than 0.5% of variable rate multifamily loan acquisitions

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by unpaid principal balance.

(c) Under the Delegated Underwriting and Servicing ("DUS®") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. We delegate to these lenders the authority to underwrite and service multifamily loans on our behalf in accordance with our standards and requirements, and DUS lenders typically share a portion of the credit risk on our multifamily loans for the life of the loans.

(d) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

© 2026 Fannie Mae

12

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

Fannie Mae

As of June 30, 2026
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[a]	ACQUISITION YEAR							
	2026	2025	2024	2023	2022	2021 - 2017	2016 & Earlier	Overall Book
Total UPB ($ in billions)	$31.3	$73.5	$54.6	$50.4	$61.8	$248.2	$24.8	$544.6
% of Multifamily Guaranty Book	6 %	13 %	10 %	9 %	11 %	46 %	5 %	100 %
Loan Count	1,317	3,284	2,560	2,648	3,208	14,432	3,168	30,617
Average UPB ($ in millions)	$24	$22	$21	$19	$19	$17	$8	$18
Weighted-Average OLTV Ratio	62 %	62 %	62 %	59 %	59 %	65 %	68 %	63 %
Weighted-Average DSCR[b]	1.7	1.6	1.5	1.5	1.7	2.2	2.1	1.9
% with DSCR Below 1.0[b]	0 %	1 %	4 %	6 %	10 %	4 %	5 %	4 %
% Fixed Rate	99 %	99 %	100 %	99 %	83 %	96 %	83 %	95 %
% Full Interest-Only	67 %	66 %	62 %	64 %	55 %	39 %	23 %	50 %
% Partial Interest-Only[c]	26 %	28 %	31 %	31 %	37 %	51 %	47 %	41 %
% Small Balance Loans[d]	34 %	33 %	34 %	39 %	38 %	45 %	73 %	44 %
Serious Delinquency Rate[e]	0.00 %	0.04 %	0.45 %	1.26 %	0.52 %	0.62 %	1.96 %	0.60 %
% Criticized[f]	0 %	1 %	6 %	9 %	11 %	5 %	9 %	5 %

UPB BY MATURITY YEAR ($ in billions)[a]	As of June 30, 2026
2026	$11.5
2027	25.9
2028	50.3
2029	69.6
2030 - 2032	256.3
2033 - 2035	96.7
Other	34.3
Total	$544.6

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% of the company's multifamily guaranty book of business as of June 30, 2026, based on the unpaid principal balance of the loans.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2026 Fannie Mae

13

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

Fannie Mae

As of June 30, 2026
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[(a)]	BY ASSET CLASS / TARGETED AFFORDABLE SEGMENT				
	Conventional / Co-op[(g)]	Seniors Housing[(g)]	Student Housing[(g)]	Manufactured Housing[(g)]	Affordable[(h)]
Total UPB ($ in billions)	$501.2	$10.5	$10.8	$22.1	$67.4
% of Multifamily Guaranty Book	92 %	2 %	2 %	4 %	12 %
Loan Count	27,880	352	399	1,986	4,166
Average UPB ($ in millions)	$18.0	$29.8	$27.0	$11.1	$16.2
Weighted-Average OLTV Ratio	63 %	63 %	64 %	59 %	67 %
Weighted-Average DSCR[(b)]	1.9	1.8	1.8	2.3	1.8
% with DSCR Below 1.0[(b)]	4 %	14 %	5 %	1 %	5 %
% Fixed Rate	95 %	83 %	87 %	96 %	92 %
% Full Interest-Only	51 %	20 %	40 %	47 %	33 %
% Partial Interest-Only[(c)]	40 %	62 %	55 %	42 %	44 %
% Small Balance Loans[(d)]	43 %	18 %	39 %	66 %	49 %
Serious Delinquency Rate[(e)]	0.56 %	1.21 %	2.14 %	0.50 %	0.33 %
% Criticized[(f)]	5 %	15 %	6 %	1 %	7 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

(g) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories.

(h) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

© 2026 Fannie Mae

14

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 0.1% 1.2% 0.2% 0.3% 0.3% 0.1% 0.2% 0.2% 0.2% 0.3% 0.3% 0.1% 0.0%* 0.0%* 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 118 62 12 13 11 16 12 14 31 28 61 139 181 218 * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year. (a) © 2026 Fannie Mae Cumulative total credit loss rate, net is the cumulative net credit losses through June 30, 2026 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Cumulative net credit losses include the expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. The rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in 2023. Cumulative Total Credit Loss Rate, Net by Acquisition Year through June 2026(a) REO Ending Inventory (number of properties) SEGMENT RESULTS - MULTIFAMILY PROBLEM LOAN STATISTICS FANNIE MAE 15